AMENDMENT NO. 2 TO
                          AGREEMENT AND PLAN OF MERGER

     This AMENDMENT NO. 2, dated as of January 10, 2001 (the "Amendment"), to the Agreement and Plan of Merger, dated February 28, 2000 (the "Agreement"), among Vizacom Inc., a Delaware corporation ("Buyer"), PWR Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Buyer ("Merger Sub"), PC Workstation Rentals, Inc. d/b/a PWR Systems, a New York corporation ("Seller"), and the stockholders set forth in Schedule A to the Agreement (the "Seller Stockholders").

     WHEREAS,  on March 27, 2000,  Seller merged with and into Merger Sub, which
simultaneously  changed  its  name  to  PWR  Systems,   Inc.  (the  "Surviving
Corporation"), pursuant to the terms of the Agreement;

     WHEREAS, the Agreement provides for the issuance of additional shares of common stock, par value $.001 per share of the Buyer (the "Common Stock") to the Seller Stockholders in certain instances;

     WHEREAS, on December 6, 2001, the Board of Directors of the Surviving Corporation determined that the Surviving Corporation would not have sufficient working capital to allow the Operating Profit of the Base Business to increase by 50% during its fiscal year ended December 31, 2000;

     WHEREAS, on December 6, 2000, the Board of Directors of Buyer (the "Board") authorized the issuance of 280,000 shares of Common Stock to each of the Seller Stockholders pursuant to Section 5.14(b) of the Agreement;

     WHEREAS, on December 6, 2000, the Board authorized the issuance of 539,324 shares of Common Stock to each of the Seller Stockholders pursuant to Section
1.12 of the Agreement, 534,236 of such shares to be issued to each of the Seller Stockholders subject to stockholder approval thereof;

     WHEREAS, the Seller Stockholders have agreed to waive the obligation of the Buyer to obtain such stockholder approval within the six-month period set forth in Section 1.12 of the Agreement, provided that such stockholder approval is solicited at the annual meeting of stockholders to be held in 2001;

     WHEREAS, the parties to this Amendment have agreed that the accounts payable of the Seller, as set forth in Section 2.5 of the Agreement, may have been understated by approximately $171,346; and

     WHEREAS,   in   consideration   of  a  mutual  waiver  of  all  claims  for
indemnification and breaches of representations and warranties under this Agreement, other than the representations and warranties set forth in Section
2.24 of the Agreement, under which
the 120-day accounts receivables deadline has been agreed to be extended to March 31, 2001, the Buyer and the Seller Stockholders have agreed to reduce the number of shares of Common Stock to be issued in the future subject to stockholder approval to each of the Seller Stockholders by 77,786, so that following the requisite stockholder approval, each of the Seller Stockholders shall receive 456,450 shares of Common Stock.

     NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Each of the Seller Stockholders has received 280,000 shares of the Common Stock in satisfaction of the APEO Payment for the Buyer's fiscal year ended December 31, 2000.

        2. Each of the Seller Stockholders shall receive 5,088 shares of Common Stock pursuant to Section 1.12 of the Agreement and an additional 456,450 shares of Common Stock pursuant to such section (the "Additional Shares"), following approval of the Buyer's stockholders. This number of Additional Shares has been reduced by 77,786 for each of the Seller Stockholders, in consideration for Paragraphs 4 and 5 below.

        3. The Seller Stockholders hereby waive the obligation of the Buyer to obtain stockholder approval of the issuance of the Additional Shares within the six-month period set forth in to the second proviso in the third sentence of Section 1.12 of the Agreement, provided that the Company solicit stockholder approval for such issuance at the annual meeting of stockholders to be held in 2001. The Board of Directors of the Company will recommend the approval of such issuance by the stockholders of the Company.

        4. Except as set forth in Paragraph 5 of this Amendment, each party hereto hereby waives any and all claims and/or indemnity rights it has against each other party for the breach of any and all representations or warranties set forth in the Agreement, including without limitation, Sections 2.5, 2.6 and 2.22.

        5. Section 2.24 of the Agreement is hereby replaced in its entirety with a new Section 2.24, as follows:

               "2.24 Accounts Receivable. Schedule 2.24 sets forth all of Seller's accounts receivables. All accounts receivable of Seller (i) arose from bona fide sales of goods or services in the ordinary course of business and consistent with past practice; (ii) are owned by Seller and as of the Closing

               Date shall be free and clear of any Encumbrances, except for the Encumbrances listed in the Schedule 2.24 which are outstanding as of the date hereof, all of which shall be released on the Closing Date; (iii) are accurately and fairly reflected on the Seller Financials or, with respect to accounts receivable of Seller created after the date thereof and through the Closing Date, are and will be accurately and fairly reflected in the books and records of Seller; and (iv) are collectable, subject to any allowance for doubtful accounts shown in the Seller Financials or the books and records of Seller, in full no later than March 31, 2001."

           Notwithstanding Paragraph 4 of this Amendment, Section 2.24, as revised hereby, is otherwise in full force and effect.

        6. The RE Notes in favor of each of the Seller Stockholders, which had the initial aggregate principal amount of $762,745, $369,250.37 of which has been repaid, shall be exchanged for new RE Notes, each in the principal amount of 196,747.31, or in the aggregate, $393,494.63, in the forms attached hereto as Exhibits A and B, respectively.

        7. All capitalized terms used herein without definition shall have the meaning ascribed to them in the Agreement.

        8. Except for the foregoing amendments and waivers, the remaining terms and provisions of the Agreement are in full force and effect.

        9. The Amendment may be executed by the parties hereto in one or more counterparts, all of which shall be considered one and the same agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by themselves or their duly authorized respective officer, all as of the date first written above.



                                         VIZACOM INC.



                                         By:         /s/ Alan Schoenbart
                                             ----------------------------------
                                             Name:   Alan Schoenbart
                                             Title:  VP of Finance and CFO





                                         PWR SYSTEMS, INC.



                                         By:         /s/ Alan W. Schoenbart
                                             ----------------------------------
                                             Name:   Alan W. Schoenbart
                                             Title:  Treasurer



                                         SELLER STOCKHOLDERS

                                           /s/ Vincent DiSpigno
                                         --------------------------------------
                                          Vincent DiSpigno


                                           /s/ David N. Salav
                                         --------------------------------------
                                         David N. Salav

                                   Exhibit A

                                 PROMISSORY NOTE

$196,747.31                                                  Teaneck, New Jersey
                                                                January __, 2001

     FOR VALUE RECEIVED, the undersigned, PWR Systems, Inc., a Delaware corporation ("Maker"), does hereby promise to pay to the order of Vincent DiSpigno ("Payee"), with an address at 16 Amboy Lane, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of One Hundred Ninety-six Thousand Seven Hundred Forty-seven Dollars and Thirty-one Cents ($196,747.31) in lawful money of the United States and immediately available funds, together with interest accruing from the date hereof on the unpaid balance of said principal amount from time to time outstanding at the rate of 6.30%, in twelve equal installments of principal plus interest of $16,950.53 on the 27th day of the twelve consecutive months beginning January 27, 2001 with the final installment on December 27, 2001. Interest shall be calculated on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months. This Note is made pursuant to Section
4.1.2 of a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of February 28, 2000, as amended as of the date hereof, among Maker, Payee and others.

1.   Events of Default
     -----------------

     Upon the occurrence of any of the following events (each, an "Event of Default" and collectively, the "Events of Default"):

          (a) failure by Maker to pay the principal or interest of the Note or any installment thereof within ten business days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

          (b) a final judgment for the payment of money in excess of $75,000 shall be rendered against Maker, and such judgment shall remain undischarged for a period of sixty days from the date of entry thereof unless within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

          (c) if Maker shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Maker are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $75,000 in the aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

          (d) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

          (e) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Maker admits in writing its inability to pay its debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

          (f) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty (60) days;

          (g) any default under any of (i) the Guaranty of this Note of even date between Vizacom Inc., a Delaware corporation ("VIZ"), and Payee; (ii) the Promissory Note (the "PN2") of even date by Maker made to the other Seller Stockholder ("SS");(iii) the Guaranty of the PN2 of even date between VIZ and SS; (iv) the Convertible Promissory Note (the "CPN") of even date made by VIZ to Payee; (v) the Guaranty of the CPN of even date between Maker and Payee; (vi) the Convertible Promissory Note (the "CPN2") of even date made by VIZ to SS; and
(vii) the Guaranty of the CPN2 of even date between Maker and SS; or

          (h) any  material  default by VIZ of the first or second sentence of
Section 3(a) or any material default of the provisions set forth in of Section 3(b) of the Executive Employment Agreement of even date between VIZ and Payee.

then, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at his option, Payee may declare all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with default interest accruing thereafter at 6.30% plus three percent (3%) until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

2.    Prepayment.
      ----------

          (a) Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second, to principal.

          (b) Maker shall prepay the entire principal balance of this Note, together with all accrued and unpaid interest on the amount so prepaid, upon receiving gross proceeds of $15,000,000 or more in the aggregate commencing on November 12, 1999.

3. Offset. The obligation of Maker to make payments pursuant to this Note is subject to Vizacom's right of offset set forth in Section 9.3 of the Merger Agreement.

4.   Miscellaneous.
     -------------

          (a) Maker (i) waives diligence, notice of dishonor, demand, presentment, protest, notice of protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

          (b) All payments to be made to Payee under this Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose.

          (c) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

          (d) This Note may not be assigned without the prior written consent of the Maker.

          (e) The execution and delivery of this Note has been authorized by the Board of Directors of Maker.

          (f) This Note shall be governed by and construed, and all rights and obligations hereunder and thereunder determined, in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof and shall be binding upon the successors and assigns of Maker and inure to the benefit of the Payee, its successors, endorsees and assigns.

          (g) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

          (h) No delay or failure on the part of Payee to exercise any power or right shall operate as a waiver thereof, and such rights and powers shall be deemed continuous, nor shall a partial exercise preclude full exercise thereof, and no right or remedy of Payee shall be deemed abridged or modified by any course of conduct, and no waiver thereof shall be predicated thereon, nor shall failure to exercise any such power or right subject Payee to any liability.

          (i) Upon receipt by Maker of evidence and adequate indemnification by Payee reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and upon surrender and cancellation of this Note, if mutilated, Maker will make and deliver a new Note of like tenor, in lieu thereof.

          (j) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.

          (k) This Note  supercedes  any prior note issued to Payee  pursuant to
Section 4.1.2 of the Merger Agreement.


                                        PWR SYSTEMS, INC.


                                        By:
                                           -------------------------------
                                           Name:
                                           Title

                                   Exhibit B

                                 PROMISSORY NOTE

$196,747.31                                                  Teaneck, New Jersey
                                                               January ___, 2001

     FOR VALUE RECEIVED, the undersigned, PWR Systems, Inc., a Delaware corporation ("Maker"), does hereby promise to pay to the order of David N. Salav ("Payee"), with an address at 31 Harbour Drive, Blue Point, New York 11715, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of One Hundred Ninety-six Thousand Seven Hundred Forty-seven Dollars and Thirty-one Cents ($196,747.31) in lawful money of the United States and immediately available funds, together with interest accruing from the date hereof on the unpaid balance of said principal amount from time to time outstanding at the rate of 6.30%, in twelve equal installments of principal plus interest of $16,950.53 on the 27th day of the twelve consecutive months beginning January 27, 2001 with the final installment on December 27, 2001. Interest shall be calculated on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months. This Note is made pursuant to Section
4.1.2 of a certain Agreement and Plan of Merger (the "Merger Agreement") dated as of February 28, 2000, as amended as of the date hereof, among Maker, Payee and others.

1.   Events of Default
     -----------------

     Upon the occurrence of any of the following events (each, an "Event of Default" and collectively, the "Events of Default"):

          (a) failure by Maker to pay the principal or interest of the Note or any installment thereof within ten business days after such payment is due, whether on the date fixed for payment or by acceleration or otherwise; or

          (b) a final judgment for the payment of money in excess of $75,000 shall be rendered against Maker, and such judgment shall remain undischarged for a period of sixty days from the date of entry thereof unless within such sixty day period such judgment shall be stayed, and appeal taken therefrom and the execution thereon stayed during such appeal; or

          (c) if Maker shall default in respect of any evidence of indebtedness or under any agreement under which any notes or other evidence of indebtedness of Maker are issued, if the effect thereof is to cause, or permit the holder or holders thereof to cause, such obligation or obligations in an amount in excess of $75,000 in the aggregate to become due prior to its or their stated maturity or to permit the acceleration thereof; or

          (d) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

          (e) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Maker admits in writing its inability to pay its debts as they mature, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

          (f) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (e) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty (60) days;

          (g) any default under any of (i) the Guaranty of this Note of even date between Vizacom Inc., a Delaware corporation ("VIZ"), and Payee; (ii) the Promissory Note (the "PN2") of even date by Maker made to the other Seller Stockholder ("SS");(iii) the Guaranty of the PN2 of even date between VIZ and SS; (iv) the Convertible Promissory Note (the "CPN") of even date made by VIZ to Payee; (v) the Guaranty of the CPN of even date between Maker and Payee; (vi) the Convertible Promissory Note (the "CPN2") of even date made by VIZ to SS; and
(vii) the Guaranty of the CPN2 of even date between Maker and SS; or

          (h) any  material  default by VIZ of the first or second  sentence  of
Section 3(a) or any material default of the provisions set forth in of Section 3(b) of the Executive Employment Agreement of even date between VIZ and Payee.

then, in addition to all rights and remedies of Payee under applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, at his option, Payee may declare all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof together with all interest accrued thereon, shall forthwith become due and payable, together with default interest accruing thereafter at 6.30% plus three percent (3%) until the indebtedness evidenced by this Note is paid in full, plus all costs and expenses of collection or enforcement hereof, including, but not limited to, attorneys' fees and expenses.

2.   Prepayment.
     ----------

          (a) Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second, to principal.

          (b) Maker shall prepay the entire principal balance of this Note, together with all accrued and unpaid interest on the amount so prepaid, upon receiving gross proceeds of $15,000,000 or more in the aggregate commencing on November 12, 1999.

3. Offset. The obligation of Maker to make payments pursuant to this Note is subject to Vizacom's right of offset set forth in Section 9.3 of the Merger Agreement.

4.   Miscellaneous.
     -------------

          (a) Maker (i) waives diligence, notice of dishonor, demand, presentment, protest, notice of protest and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent.

          (b) All payments to be made to Payee under this Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose.

          (c) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

          (d) This Note may not be assigned without the prior written consent of the Maker.

          (e) The execution and delivery of this Note has been authorized by the Board of Directors of Maker.

          (f) This Note shall be governed by and construed, and all rights and obligations hereunder and thereunder determined, in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof and shall be binding upon the successors and assigns of Maker and inure to the benefit of the Payee, its successors, endorsees and assigns.

          (g) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

          (h) No delay or failure on the part of Payee to exercise any power or right shall operate as a waiver thereof, and such rights and powers shall be deemed continuous, nor shall a partial exercise preclude full exercise thereof, and no right or remedy of Payee shall be deemed abridged or modified by any course of conduct, and no waiver thereof shall be predicated thereon, nor shall failure to exercise any such power or right subject Payee to any liability.

          (i) Upon receipt by Maker of evidence and adequate indemnification by Payee reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Note, and upon surrender and cancellation of this Note, if mutilated, Maker will make and deliver a new Note of like tenor, in lieu thereof.

          (j) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.


          (k) This Note  supercedes  any prior note issued to Payee  pursuant to
Section 4.1.2 of the Merger Agreement.


                                        PWR SYSTEMS, INC.


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title